Marcus & Millichap

Real Estate Investment Services

COMMERCIAL
EARNEST MONEY CONTRACT
(Real Estate Purchase Agreement)

THIS DOCUMENT IS MORE THAN A RECEIPT FOR MONEY. THIS DOCUMENT IS INTENDED TO BE A LEGALLY BINDING CONTRACT. READ IT CAREFULLY.

This Earnest Money Contract ("Agreement") concerns the purchase by Lee & J Hospitality, Inc and/or assigns (hereinafter referred to as "Buyer") and sale by Tucson Saint Mary's Suite Hospitality LLC (hereinafter referred to as "Seller") of that certain real property and improvements referred to as Hotel Tucson City Center Inn Suites (the "Property") generally located at 475 North Granada Avenue in the City of Tucson, County of Pima, State of Arizona, and more particularly described as: IRR PTN LOT 16 & 17 LYG S FWY ACCESS RD N FRANKLIN & GOLDSCHMIDTS W PT BLKS 3 4 & 7 & ALL BLK 8 & VACATED RANDOLPH

The Property shall also include Seller's interests in:

1) Any and all privileges and appurtenances pertaining to the Property, including any right, title and interest of Seller in or to adjacent streets, alleys or right(s)-of-way;
2) Any and all leases, licenses, occupancy agreements, permits, rents, warranties, guarantees, wastewater capacity and/or security deposits with respect to the Property, or any portion thereof;
3) Any and all trade names used in connection with the Property. Inn Suites and IBC excluded
4) All personal property utilized by Seller in the operation of the Property that is currently located on the Property. L.H.C

TERMS AND CONDITIONS

For the mutual covenants contained in this Agreement, Seller agrees to convey the Property to Buyer, and Buyer agrees to purchase the Property from Seller, on the following terms and conditions:

1) PURCHASE PRICE: The total purchase price for the Property is Nine Million, Six Hundred and Fifty Thousand Dollars ($ 9,650,000.00) (the "Purchase Price").
   - ☐ The Purchase Price will be paid with ALL CASH
   - X The Purchase Price will be paid according to the provisions in Addendum B.

2) EARNEST MONEY DEPOSIT: Within two (2) business days after the Effective Date of this Agreement (as defined below in paragraph 26 below), Buyer shall deposit with Security title Title Company Two Hundred Thousand Dollars ($200,000.00) in the form of a certified check, cashier's check or wire transfer as the earnest money deposit ("Deposit") to be held in trust for the benefit of the parties by Security Title ("Title Company") in its capacity as escrow agent in one or more fully insured and interest bearing accounts of Federally insured banking or savings institution(s), pursuant to the terms of this Agreement. This sum, any additions thereto, and any interest earned thereon is the Deposit to be applied to the Purchase Price.

   With the removal of the contingencies set forth in paragraphs 4, 7, Addendum B (if applicable), and Addendum D (if applicable) hereof, Buyer shall increase the total Deposit to ______ Dollars ($_____). Upon removal of said contingencies, Deposit shall be deposited with ___ Seller ___ Title Company, and it shall be non-refundable. The entire Deposit shall be credited to the Purchase Price at the Closing Date, unless otherwise provided herein. If Buyer fails to timely deliver the Deposit, Seller may, at Seller's option, terminate this Agreement by delivering a written termination notice to Buyer.

3) CLOSING DATE: The closing of the sale will be on or before 35 days after termination of the Feasibility Period or within 7 days after objections to title have been cured, whichever date is later (the "Closing Date"). If either party fails to close by the Closing Date, the non-defaulting party may exercise the remedies in Paragraph 13.

   A. At closing, Seller will execute and deliver, at Seller's expense, a X general ___ special warranty deed. The deed must include a vendor's lien if any part of the Purchase Price is financed. The deed must convey good and indefeasible title to the Property and show no exceptions other than those permitted under Paragraph 4 or other provisions of the Agreement. Seller must convey the Property at closing:

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(1) with no liens, assessments, or Uniform Commercial Code or other security interest against the Property which will not be satisfied out of the Purchase Price, unless the Buyer is assuming existing loans;
(2) without any assumed loans in default; and
(3) with no persons in possession of any part of the Property as lessees, tenants at sufferance, or trespassers except tenants under the written leases assigned to Buyer under this Agreement.

B. At closing, Seller, at Seller's expense, will also deliver:
(1) tax statements showing no delinquent taxes on the Property;
(2) a bill of sale with warranties to title conveying title, free and clear of all liens, to any personal property defined as part of the Property above, or sold under this Agreement;
(3) an assignment of all leases to or on the Property;
(4) to the extent that the following items are assignable, an assignment to Buyer of the following items as they relate to the Property or its operations;
(a) licenses and permits;
(b) maintenance, management, and other agreements; and
(c) warranties and guaranties;

(5) a rent roll current on the day of the closing certified by Seller as true and correct.
(6) evidence that the person executing this Agreement is legally capable and authorized to bind Seller; and
(7) any notices, statements, certificates, affidavits, releases, and other documents required by this Agreement, the title commitment, or applicable law that is necessary for the closing of the sale and the issuance of the title policy;
(8) an Owner's Policy of Title Insurance issued by the Title Company in the amount of the Purchase Price dated at or after the Closing Date, insuring Buyer against all loss under the Title Policy, subject only to: (1) those title exceptions permitted by this Agreement or as may be approved by Buyer in writing; and (2) the standard printed exceptions contained in the promulgated form of title policy. The standard printed exception as to discrepancies, conflicts, or shortages in area and boundary lines may be deleted by Buyer at Buyer's sole cost and expense and at Buyer's sole option.
(9) possession of the Property to Buyer upon closing and funding of the sale in its present condition with any repairs Seller is obligated to complete under this Agreement, ordinary wear and tear excepted.

Until Closing Date, Seller will operate the Property in the same manner as on the Effective Date and will not transfer or dispose of any of the personal property described in this Agreement or to be sold under this Agreement before closing that is not authorized by separate agreement.

C. At closing, Buyer will:
(1) pay the Purchase Price in good funds acceptable to the escrow agent;
(2) deliver evidence that the person executing this Agreement is legally capable and authorized to bind Buyer;
(3) execute and deliver any notices, statements, certificates, or other documents required by this Agreement or law necessary to close the sale.

D. PRORATIONS: Real property taxes, premiums on insurance acceptable to Buyer, interest on any debt being assumed or taken subject to by Buyer, and any other expenses of the Property shall be prorated as of the Closing Date. Security deposits, advance rentals, and the amount of any future lease credits shall be credited to Buyer. Delinquent or unpaid rents and C.A.M. reconciliations shall be handled outside of escrow and neither Agent or escrow shall be responsible for same. Buyer agrees to assume any existing laundry lease, if applicable to the Property.

LEASED PROPERTY PRORATIONS: Rents actually collected (prior to closing) will be prorated as of the Closing Date and rent collected thereafter applied first to rental payments then owed the Buyer and their remainder paid to the Seller. All free rent due any tenant at the close of escrow for rental periods after the closing shall be a credit against the Purchase Price. Other income and expenses shall be prorated as follows: __***__.

E. SALES EXPENSES:
(1) Seller's Expenses: Seller will pay for the following at or before closing:
(a) releases of existing liens, other than those liens assumed by Buyer, including prepayment penalties and recording fees;
(b) release of Seller's loan liability, if applicable;
(c) tax statements or certificates;
(d) preparation of the deed and any bill of sale;
(e) one-half of any escrow fee;
(f) costs to record any documents to cure title objections that Seller must cure; and
(g) other expenses that Seller will pay under other provisions of this Agreement.
(2) Buyer's Expenses: Buyer will pay for the following at or before closing:

(a) all loan expenses (for example, application fees, origination fees, discount fees, buy-down fees, commitment fees, appraisal fees, assumption fees, recording fees, tax service fees, mortgage title policy expenses, credit report fees, document preparation fees, interest expense that Buyer's lender requires Buyer to pay at closing, loan related inspection fees, amortization schedule fees, courier fees, underwriting fees, wire transfer fees, and other fees required by Buyer's lender);
(b) preparation fees of any deed of trust;
(c) recording fees for the deed and any deed of trust;
(d) premiums for flood and hazard insurance as may be required by Buyer's lender;
(e) one-half of any escrow fee;
(f) copy and delivery fees for delivery of the title commitment and related documents; and
(g) other expenses that Buyer will pay under other provisions of this Agreement.

4) TITLE:

A. **TITLE INSURANCE POLICY:** Within Twenty (20) calendar days after the Effective Date of this Agreement, Seller shall furnish or cause to be furnished to Buyer a commitment for a standard Arizona owner's policy of title insurance ("Commitment") to be issued at the Closing Date by the Title Company for the Property. Seller authorizes the company to deliver the commitment and related documents to Buyer at Buyer's address.

B. **SURVEY:** Survey must be made by a registered professional land surveyor acceptable to the Title Company and Buyer's lender:

X within 10 days after the Effective Date of this Agreement, Seller, at Seller's expense, shall furnish a ~~new~~ existing Survey to the Buyer. Buyer X does ____ does not require an A.L.T.A. survey. at expense of buyer. L.H.C.

____ within ____ days after the Effective Date of this Agreement, Buyer, at Buyer's expense, shall obtain a new Survey.

____ within ____ days after the Effective Date of this Agreement, Seller shall furnish Seller's existing Survey of the Property to Buyer and the Title Company, along with Seller's Affidavit acceptable to the Title Company for approval of the Survey. If the Survey is not approved by the Title Company or Buyer's Lender, a new Survey will be obtained by Buyer at Buyer's expense, no later than three (3) days prior to Closing Date.

The survey must identify the Property by metes and bounds or platted lot description; show that the survey was made and staked on the ground with the corners permanently marked; set forth the dimensions and total area of the Property; show the locations of all improvements, highways, streets, roads, railroads, rivers, creeks or other waterways, fences, easements, and rights of way on the Property with all easements and rights of way referenced to the recording information; show any discrepancies or conflicts in boundaries, any visible encroachments, and any portion of the Property lying in a special flood hazard area as shown on the current Federal Emergency Management Agency Flood Insurance Rate Map; and contain the Surveyors Certificates that the survey is true and correct.

C. UCC SEARCH:

(1) ____ Within 20 days after the Effective Date, Seller, at Seller's expense, will furnish Buyer a Uniform Commercial Code (UCC) search prepared by a reporting service and dated after the Effective Date. The search must identify documents that are on file with the Arizona Secretary of State and the county where the Property is located that relate to all personal property on the Property that show: (i) Seller, as debtor, and (ii) all other owners of the personal property in the last 5 years.
(2) ____ Buyer does not require Seller to furnish a UCC search.

Within Ten (10) calendar days following receipt of the above referenced documents, Buyer shall specify in writing any exceptions to which Buyer reasonably objects. If Buyer fails to object within this time period, all of Buyer's objections shall be deemed to be waived. If Buyer objects to any exceptions, Seller shall, within Three (3) calendar days after receipt of Buyer's objections, deliver to Buyer written notice that either (i) Seller will, at Seller's expense, attempt to remove the exception(s) to which Buyer has objected before the Closing Date or (ii) Seller is unwilling or unable to eliminate said exception(s). If Seller fails to so notify Buyer or is unwilling or unable to remove any such exception by the Closing Date, Buyer may either (i) elect to terminate this Agreement and receive back the entire Deposit, in which event Buyer and Seller shall have no further obligations under this Agreement; or, alternatively, (ii) Buyer may elect to purchase the Property hereunder subject to such exception(s).

5) NOTICES:

A. **SPECIAL ASSESSMENT DISTRICTS:** If the Property is determined to be situated within a utility district or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Seller shall deliver to Buyer as part of the title documents the required written notice ("MUD Notice") and Buyer agrees to acknowledge receipt of the MUD Notice in writing prior to the Closing Date. The MUD Notice shall set forth the current tax rate, the current bonded indebtedness and the authorized indebtedness of the district,

and must comply with all other applicable requirements of the Arizona Water Code. If the Property is subject to mandatory membership in a property owner's association, Seller shall notify Buyer of the current annual budget of the property owners' association, and the current authorized fees, dues and/or assessments relating to the Property. Buyer and Seller hereby agree and acknowledge that Agent shall have no responsibility for determining whether the Property is in any such district, nor the compliance by any party with the requirements applicable to such property. If applicable, Buyer, Seller and their respective legal advisors shall prepare and execute an appropriate Addendum to this Agreement as they deem necessary.

B. INTENTIONALY DELETED

C. ABSTRACT: At the time of the execution of this Agreement, Buyer acknowledges that Agent has advised and hereby advises Buyer, by this writing, that Buyer should have the abstract covering the Property examined by an attorney of Buyer's own selection or that Buyer should be furnished with or obtain a policy of title insurance.

D. **DISCLOSURE OF REAL ESTATE LICENSURE:**

L.H.C The seller in this transaction is a licensed real estate agent acting as a principal and is associated with a licensed real estate broker.

The ____ in this transaction is a licensed real estate agent acting as a principal, and is associated with ____, a licensed real estate broker.

E. INTENTIONALY DELETED

F. **MOLD/ALLERGEN ADVISORY:** Buyer is advised of the possible presence within properties of toxic (or otherwise illness-causing) molds, fungi, spores, pollens and/or other botanical substances and/or allergens (e.g. dust, pet dander, insect material, etc.). These substances may be either visible or invisible, may adhere to walls and other accessible and inaccessible surfaces, may be embedded in carpets or other fabrics, may become airborne, and may be mistaken for other household substances and conditions. Exposure carries the potential of possible health consequences. Agent strongly recommends that Buyer contact the Arizona Department of Health for further information on this topic. Buyer is advised to consider engaging the services of an environmental or industrial hygienist (or similar, qualified professional) to inspect and test for the presence of harmful mold, fungi, and botanical allergens and substances as part of Buyer's physical condition inspection of the Property, and Buyer is further advised to obtain from such qualified professionals information regarding the level of health-related risk involved and the advisability and feasibility of eradication and abatement. Buyer is expressly cautioned that Agent has no expertise in this area and is, therefore, incapable of conducting any level of inspection of the Property for the possible presence of mold and botanical allergens. Buyer acknowledges that Agent has not made any investigation, determination, warranty or representation with respect to the possible presence of mold or other botanical allergens, and Buyer agrees that the investigation and analysis of the foregoing matters is Buyer's sole responsibility and that Buyer shall not hold Agent responsible therefore.

6) **MATERIAL FACTS:**

To the best of Seller's knowledge and belief: (Check (A) or (B) only)

L.H.C QW X (A) Seller is not aware of any material defects to the Property except as stated in the attached Property Condition Statement **(Addendum F)**.

QW L.H.C ___ (B) Seller is not aware of any of the following, except as described otherwise in this Agreement:

(1) any subsurface: structures, pits, waste, springs, or improvements;
(2) any pending or threatened litigation, condemnation, or assessment affecting the Property;
(3) any environmental hazards or conditions that affect the Property;
(4) whether the Property is or has been used for the storage or disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground tanks or containers;
(5) whether radon, asbestos insulation or fireproofing, urea-formaldehyde foam insulation, lead-based paint, toxic mold (to the extent that it adversely affects the health of ordinary occupants), or other pollutants or contaminants of any nature now exist or ever existed on the Property;
(6) whether wetlands, as defined by federal or state law or regulation, are on the Property;
(7) whether threatened or endangered species or their habitat are on the Property; and
(8) any material physical defects in the improvements on the Property.

(describe any exceptions to (1)-(8) in an addendum.)

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QW

7) INSPECTION CONTINGENCIES:

7.1) FEASIBILITY: Within __3__ days after the Effective Date, Seller will deliver to Buyer the following items to the extent that the items are in Seller's possession or readily available to Seller. Any item not delivered is deemed not to be in Seller's possession or readily available to Seller. The items Seller will deliver are:

(A) copies of all current leases pertaining to the Property, including any modifications, supplements, or amendments to the leases (leases, modifications, supplements and/or amendments for multifamily properties will be made available to Buyer during regular business hours at the Property);

(B) copies of all notes and deeds of trust against the Property that Buyer will assume or that Seller will not pay in full on or before closing;

(C) copies of all previous environmental assessments, studies, or analyses made on or relating to the Property;

(D) property tax statements and any appraisal notices for the Property for the previous 2 calendar years;

(E) plats of the Property;

(F) copies of current utility bills and/or capacity letters from the Property's water and sewer service provider;

(G) existing management agreements and service agreements, if any;

(H) Inventory list, copies of license, permits, certificates, any maintenance agreements or contracts; and inspections concerning, but not limited to restaurant, bar, building; including fire inspections of elevator, pool, and premises for the last year.

(I) List of any major repairs ~~made over $1,000.00 in~~ for Capital Expenditures the last three years. JW L.H.C

(J) Last run report from the current insurance carrier.

7.2) INSPECTIONS, STUDIES, OR ASSESSMENTS:

(A) Within __20__ days after the Effective Date, Buyer, at Buyer's expense, may complete or cause to be completed inspections, studies, or assessments of the Property, including all improvements and fixtures. Inspections, studies, or assessments may include, but are not limited to:
   (1) physical property inspections (for example, structural pest control, mechanical, structural, electrical, and plumbing inspections);
   (2) economic feasibility studies;
   (3) environmental assessments (for example, soil tests, air sampling, and paint sampling);
   (4) engineering studies; and
   (5) compliance inspections (for example, compliance determination with zoning ordinances, restrictions, building codes, and statutes).
   (6) profit and loss statements for the last __3__ years.

(B) Seller, at Seller's expense, will turn on all utilities necessary for Buyer to make inspections, studies, or assessments.

(C) Buyer must:
   (1) employ only trained and qualified inspectors and assessors;
   (2) notify Seller, in advance, of when the inspectors or assessors will be on the Property;
   (3) abide by any reasonable entry rules or requirements that Seller may require;
   (4) not interfere with existing operations or occupants of the Property; and
   (5) restore the Property to its original condition if altered due to inspections, studies, or assessments that Buyer completes or causes to be completed.

(D) Except for those matters that arise from the negligence of Seller or Seller's agents, Buyer is responsible for any claim, liability, encumbrance, cause of action, and expense resulting from Buyer's inspections, studies, or assessments, including any property damage or personal injury. Buyer will indemnify, hold harmless, and defend Seller and Seller's agents against any claim involving a matter for which Buyer is responsible under this paragraph. This paragraph survives termination of this Agreement.

7.3) FEASIBILITY PERIOD AND RIGHT TO TERMINATE: Buyer may terminate this Agreement for any reason within __20__ business days after the Effective Date by providing Seller with written notice of termination. If Buyer does not terminate within this time period, Buyer's objections for inspections shall be deemed to be waived. Notwithstanding anything herein to the contrary, $5,000.00 of the Deposit will be non-refundable and will be distributed to Seller upon any termination of this Agreement as full payment and independent consideration for

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JW

Seller's performance under this Agreement. If this Agreement is properly terminated by Buyer, the Deposit less the non-refundable portion will be promptly returned to Buyer and the parties will have no further rights or obligations under this agreement except for any that expressly survive the termination of this Agreement.

7.4) **CURRENT OPERATIONS:** After Buyer's right to terminate under paragraph 7.3 expires, Seller may not enter into, amend, or terminate any other agreement that affects the operations of the Property without Buyer's prior written approval. The Seller of a multifamily Property may continue to lease available units without the Buyer's written approval. Seller will continue to operate the Property in its normal course of business, including routine maintenance, payment of insurance premiums, and other day-to-day obligations.

7.5) **NONCONFORMANCE:** Buyer has or will independently investigate and verify to Buyer's satisfaction the extent of any limitations of uses of the Property. Buyer acknowledges that the current use of the Property or the improvements located on the Property (or both) may not conform to applicable Federal, State or municipal laws, ordinances, codes or regulations. Zoning, permitted uses, height limitations, setback requirements, minimum parking requirements, limitations on coverage of improvements to total area of land, Americans with Disabilities Act requirements, wetlands restrictions and other matters may have a significant economic impact upon the intended use of the Property by Buyer. However, if Seller is aware of pending zoning changes and/or current nonconformance with any Federal, State or local laws, ordinances, codes or regulations, Seller shall disclose same to Buyer.

7.6) **OTHER INSPECTION:**

8) **SELLER EXCHANGE:** Buyer agrees to cooperate should Seller elect to sell the Property as part of a like-kind exchange under IRC Section 1031. Seller's contemplated exchange shall not impose upon Buyer any additional liability or financial obligation, and Seller agrees to hold Buyer harmless from any liability that might arise from such exchange. This Agreement is not subject to or contingent upon Seller's ability to acquire a suitable exchange property or effectuate an exchange. In the event any exchange contemplated by Seller should fail to occur, for whatever reason, the sale of the Property shall nonetheless be consummated as provided herein.

9) **BUYER EXCHANGE:** Seller agrees to cooperate should Buyer elect to purchase the Property as part of a like-kind exchange under IRC Section 1031. Buyer's contemplated exchange shall not impose upon Seller any additional liability or financial obligation, and Buyer agrees to hold Seller harmless from any liability that might arise from such exchange. This Agreement is not subject to or contingent upon Buyer's ability to dispose of its exchange property or effectuate an exchange. In the event any exchange contemplated by Buyer should fail to occur, for whatever reason, the sale of the Property shall nonetheless be consummated as provided herein.

10) **"AS IS" CONDITION OF PROPERTY: AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, SELLER AND BUYER AGREE THAT EXCEPT FOR THE EXPRESS REPRESENTATIONS IN THIS AGREEMENT, BUYER IS TAKING THE PROPERTY "AS IS" WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE. BUYER ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT, ASSERTION OR NONASSERTION BY SELLER OR SELLER'S AGENTS WITH RESPECT TO THE PROPERTY CONDITION, BUT IS RELYING SOLELY UPON ITS OWN EXAMINATION OF THE PROPERTY. BUYER TAKES THE PROPERTY UNDER THE EXPRESS UNDERSTANDING THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR LIMITED WARRANTIES OF TITLE SET FORTH IN THE CLOSING DOCUMENTS). THIS PROVISION WILL SURVIVE THE CLOSING.**

Seller's Initials: ________ **Buyer's Initials:** L.H.C

11) **RISK OF LOSS:** Risk of loss to the Property shall be borne by Seller until title has been conveyed to Buyer or Buyer's designee. In the event that the improvements on the Property are destroyed or materially damaged between the Effective Date of this Agreement and the Closing Date, Buyer shall have the option of demanding and receiving back the Deposit, with the parties being released from all obligations of this Agreement, or, alternatively, taking such improvements as Seller can deliver. Seller shall pay all deductible amounts that are due under the insurance policy and assign all insurance proceeds to Buyer and credit the amount of the deductible due under the insurance policy or will give Buyer a credit against the Purchase Price at closing. Upon Buyer's removal of all inspection contingencies set forth in this Agreement relating to the condition of the Property, Seller shall maintain the Property through the Closing Date in substantially the same condition and repair as approved by Buyer, reasonable wear and tear excepted.

12) **CONDEMNATION:** If before closing, condemnation proceedings are commenced against any part of the Property, Buyer may:

   (A) terminate this Agreement by providing written notice to Seller within 15 days after Buyer is advised of the condemnation proceedings and the Deposit, less any independent consideration under Paragraph 7.3, will be refunded to Buyer; or

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(B) appear and defend the condemnation proceedings and any award will, at Buyer's election, belong to:
(1) Seller and the Purchase Price will be reduced by the same amount; or
(2) Buyer and the Purchase Price will not be reduced.

13) DEFAULT:

(A) If Buyer fails to comply with this Agreement, Buyer is in default and Seller may:
(1) terminate this Agreement and receive the Deposit as liquidated damages, thereby releasing the parties from this Agreement; or
(2) enforce specific performance, or seek other relief as may be provided by law, or both.

(B) If, without fault, Seller is unable within the time allowed to deliver the estoppel certificates or the commitment, Buyer may:
(1) terminate this Agreement and receive the Deposit, less any independent consideration under Paragraph 7.3, as the sole remedy; or
(2) extend the time for performance up to 15 days and the closing will be extended as necessary.

(C) Except as provided in Paragraph 13B, if Seller fails to comply with this Agreement, Seller is in default and Buyer may:
(1) terminate this Agreement and receive the Deposit, less any independent consideration under Paragraph 7.3, as liquidated damages, thereby releasing the parties from this Agreement; or
(2) enforce specific performance, or seek such other relief as may be provided by law, or both.

14) ESCROW:

(A) At closing, the Deposit will be applied first to any cash down payment, then to 'Buyer's closing costs, and any excess will be refunded to Buyer.

(B) If both parties make written demand for the Deposit, escrow agent may require payment of unpaid expenses incurred on behalf of the parties and a written release of liability of escrow agent from all parties.

(C) If one party makes written demand for the Deposit, escrow agent will give notice of the demand by providing to the other party a copy of the demand. If escrow agent does not receive written objection to the demand from the other party within 30 days after the date escrow agent sent the demand to the other party, escrow agent may disburse the Deposit to the party making demand, reduced by the amount of unpaid expenses incurred on behalf of the party receiving the Deposit and escrow agent may pay the same to the creditors.

(D) Escrow agent will deduct any independent consideration under Paragraph 7.3 before disbursing any Deposit to Buyer and will pay the independent consideration to Seller.

(E) If escrow agent complies with this Paragraph 14, each party hereby releases escrow agent from all claims related to the disbursal of the Deposit.

(F) Notices under this Paragraph 14 must be sent by certified mail, return receipt requested, or by fax. Notices to escrow agent are effective upon receipt by escrow agent.

15) **ROLLBACK TAXES:** If Seller changes the use of the Property before closing or if a denial of the special evaluation of the Property claimed by Seller results in the assessment of additional taxes, penalties, or interest for periods before closing, the assessments will be the obligation of the Seller. This paragraph 15 survives the Closing Date.

16) **AUTHORIZATION:** Buyer and Seller authorize Agent to disseminate sales information regarding this transaction, including the Purchase Price of the Property.

17) **OTHER BROKERS:** Buyer and Seller agree that, in the event any broker, other than Agent or a broker affiliated with Agent, is involved in the disposition of the Property, Agent shall have no liability to Buyer, Seller or other person or entity, for the acts or omissions of such other broker, who shall not be deemed to be a subagent of Agent.

18) **AGENT'S DISCLAIMER:** Buyer and Seller acknowledge that Agent has not made any investigation, determination, warranty or representation with respect to, without limitation, any of the following: (a) the financial condition or business prospects of the Property, or of any occupant of the Property, or any occupant's intent to continue or renew its occupancy in the Property; (b) the legality of the present or any possible future use of the Property under any federal, state or local law or ordinance; (c) pending or possible future action by any third party or governmental entity or agency which may affect the Property; (d) the condition of the Property, including but not limited to, its physical condition, soil conditions, the integrity and quality of any improvements, and the presence or absence of fungi or wood destroying organisms or pests; (e) the accuracy or completeness of financial information concerning the Property including, without limitation, any income and expense information, projections of square footage, leases, licenses, options and other agreements affecting the Property; (f) the possibility that leases, options, or

other agreements, matters or documents exist which affect or encumber the Property and which have not been provided or disclosed by Seller; (g) the presence or location of any hazardous materials on or about the Property, including but not limited to, asbestos, PCB's, lead paint, underground storage tanks or other toxic, hazardous or contaminated substances; (h) the accuracy of any information contained in any estoppel certificate or similar letter from any occupant of the Property; (i) whether the Property is in any special assessment district or is a tidally influenced property; or, (j) the number of legal parcels or units within the Property. When involved, Agent has acted solely as a conduit for the exchange of such information between Buyer and Seller and makes no representation or warranty whatsoever concerning the accuracy or reliability of such information. The Agents do not warrant that Seller will disclose any or all property defects or other matters pertaining to the Property or its condition.

BUYER AGREES THAT INVESTIGATION AND ANALYSIS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE FOREGOING MATTERS, ARE BUYER'S SOLE, INDEPENDENT RESPONSIBILITY AND THAT BUYER SHALL NOT HOLD AGENT RESPONSIBLE THEREFORE. BUYER AGREES AND ACKNOWLEDGES THAT BUYER HAS NOT RELIED UPON ANY REPRESENTATION OF AGENT IN CONNECTION WITH BUYER'S PURCHASE OF THE PROPERTY.

19) **AGENT'S LIMITED AUTHORITY AND RESPONSIBILITY:** Agent shall have no authority to bind either Buyer or Seller to any modification or amendment of this Agreement. Agent shall not be responsible for performing any due diligence or other investigation of the Property on behalf of either Buyer or Seller, or for providing either party with professional advice with respect to, without limitation, any legal, tax, engineering, construction or hazardous materials issues.

20) **LIMITATION OF AGENT'S LIABILITY:** EXCEPT FOR AGENT'S SOLE GROSS NEGLIGENCE OR SOLE WILLFUL MISCONDUCT, SELLER AND BUYER AGREE TO HOLD THE AGENTS HARMLESS FROM ANY DAMAGES, CLAIMS, COSTS AND EXPENSES RESULTING FROM OR RELATED TO ANY PARTY FURNISHING TO THE AGENTS OR BUYER ANY FALSE, INCORRECT OR INACCURATE INFORMATION WITH RESPECT TO THE PROPERTY OR SELLER'S CONCEALING ANY MATERIAL INFORMATION WITH RESPECT TO THE CONDITION OF THE PROPERTY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENTS' LIABILITY FOR ERRORS OR OMISSIONS, NEGLIGENCE, OR OTHERWISE, IS LIMITED TO THE RETURN OF THE FEE, IF ANY, PAID TO THE RESPONSIBLE AGENT PURSUANT TO THIS CONTRACT. IN ADDITION, SELLER AND BUYER AGREE TO DEFEND AND HOLD THE AGENTS PARTICIPATING IN THIS TRANSACTION HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, DEBTS, DAMAGES, COSTS, AND EXPENSES INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS FEES AND COURT COSTS, RELATED TO OR ARISING OUT OF OR IN ANY WAY CONNECTED TO REPRESENTATIONS ABOUT THE PROPERTY OR MATTERS THAT SHOULD BE ANALYZED BY EXPERTS.

21) **ARBITRATION OF DISPUTES:** Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by final binding arbitration administered before a single arbitrator by the American Arbitration Association (AAA) under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Unless the parties agree otherwise, the arbitration shall be governed by the AAA's Expedited Procedures. The parties also agree that the AAA's Optional Rules for Emergency Measures of Protection shall apply to the proceedings. The AAA's fees and charges shall be paid equally by the parties as they become due, provided that the prevailing party shall be awarded its costs and expenses associated with any dispute concerning this Agreement, including reasonable attorneys' fees from the non-prevailing party. If either party fails to pay its share of the AAA's fees or expenses as they become due, and such failure is not cured within five days of receiving written notice thereof from the other party or the AAA, such party shall be deemed to have defaulted and the arbitrator shall enter final judgment in favor of the non-defaulting party.

22) **SUCCESSORS & ASSIGNS:** This Agreement and any addenda hereto shall be binding upon and inure to the benefit of the heirs, successors, agents, representatives and assigns of the parties hereto.

23) **ATTORNEYS' FEES:** In any dispute arising out of this Agreement or the transaction contemplated herein, the prevailing party shall be entitled to recover its reasonable attorneys' fees, experts' fees and costs, including costs of arbitration or other legal proceeding, in addition to any other relief to which that party may be entitled.

24) **TIME:** Time is of the essence of this Agreement. The parties require strict compliance with the times for performance. If the last date to perform under a provision of this Agreement falls on a Saturday, Sunday or legal holiday, the time for performance is extended until 5:00 p.m. the next day which is not a Saturday, Sunday or legal holiday.

25) **FOREIGN INVESTOR DISCLOSURE:** Seller and Buyer agree to execute and deliver any instrument, affidavit or statement, and to perform any act reasonably necessary to carry out the provisions of the Foreign Investment in Real Property Tax Act (FIRPTA) and regulations promulgated there under. Buyer and Seller both agree to provide a signed FIRPTA form to Agent on or before the closing date.

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26) **ACCEPTANCE AND EFFECTIVE DATE:** The "Effective Date" of this Agreement for the purpose of performance of all obligations is the date the escrow agent receives this Agreement after all parties execute this Agreement.

This Agreement may be executed in counterparts, and transmitted by facsimile by and to the parties, and each such counterpart shall be deemed an original, and all of them together shall constitute a single instrument.

27) **GOVERNING LAW:** This Agreement shall be construed under and governed by the laws of the State of Arizona and, unless otherwise provided herein, all obligations of the parties hereunder are to be performed in the county where the Property is located.

28) **NON-DISCRIMINATION:** Buyer and Seller acknowledge that it is illegal for either Seller, Buyer or Agent to refuse to lease or sell to any person on the basis of, without limitation, race, color, religion, national origin, sex, age, marital status or physical disability.

29) **INTEGRATION AND SURVIVAL:** This Agreement contains the entire understanding and agreement between Buyer and Seller concerning the subject matter herein, and supersedes any and all prior agreements, understandings, promises and representations, whether written or oral, between the Buyer and Seller, concerning the subject matter hereof. There are no other understandings, oral or written, which in any way alter or enlarge the terms of this Agreement, and there are no warranties or representations with respect to the Property or this Agreement of any nature whatsoever, either express or implied, except as set forth herein. Should any provision of this Agreement or portion thereof be deemed illegal, invalid or otherwise unenforceable, then to the maximum extent permitted by law, the remainder of the Agreement shall remain valid and binding as between the parties.

30) **NOTICES:** All notices required or permitted hereunder shall be given to the parties in writing (with a copy to Agent) at their respective addresses as set forth below, unless otherwise agreed by the parties. Should the date upon which any act required to be performed by this Agreement fall on a Saturday, Sunday or holiday, the time for performance shall be extended to 5:00 p.m. the next business day. All notices between Buyer and Seller must be in writing and are effective when hand-delivered, mailed by certified mail return receipt requested, sent via a nationally recognized overnight carrier, or sent by facsimile transmission to the parties' addresses set out as follows:

Seller:	Tucson Saint Marys Suite Hospitality, LLC c/o InnSuites Hospitality Trust	Buyer:	Lee & J Hospitality, Inc
c/o:	Attn Marc Berg or James Wirth		Lee Chun
Address:	1625 E Northern Ave #105 Phoenix AZ 85020	Address:	2845 Johnson Road Southlake, TX 76092
Telephone No.:	602-944-1500	Telephone No.:	(408) 568-0571
Fax No.:		Fax No.:	
Email:	mberg@innsuites.com	Email:	Leehochun49@yahoo.com

31) **ATTACHED ADDENDA:**

- ☑ Information About Brokerage Services
- ☑ Addendum A - Legal Description
- X Addendum B - Third Party Financing
- ☐ Addendum C - Lead Based Paint (required for residential dwellings constructed prior to 1978)
- ☐ Addendum D - Estoppel Certificates
- X Addendum E - Intermediary Relationship Notice
- X Addendum F - Disclosure Notice
- ☐ Addendum G - MUD Notice

32) **AGENCY:** The Term "Agent" refers to Marcus & Millichap Real Estate Investment Services and/or Other Broker, if applicable as set forth below. Each Agent only has duties to the party they represent as identified below. If either Agent is acting as an Intermediary, then that Agent will only have the duties of an Intermediary and both Buyer and Seller consent by their signature below that Agent has provided all proper notices and disclosures to this sale:

Marcus & Millichap Real Estate Investment Services:	Marcus & Millichap Investment Services:
c/o: Lisa Estrada	c/o: Jon Grantham James Meng

Address:	300 Throckmorton, Ste 1500 Fort Worth TX 76201	Address:	
Telephone No.:	(817) 932-6139	Telephone No.:	
Fax No.:	(817) 932-6110	Fax No.:	
Email:	Lisa.Estrada@MarcusMillichap.com	Email:	

Buyer and Seller both acknowledge that they have been presented with the Information About Brokerage Services form prior to execution of this contract and have been advised of the below agency status.

Marcus & Millichap Real Estate Investment Services:

____represents Buyer only ____represents Seller only _X_ is an Intermediary (See **Addendum E**)

Other Broker:

____represents Buyer only ____represents Seller only

Seller will pay Agent the Commission specified by separate written Representation Agreement. Payment of the Commission will not alter the fiduciary relationships between the parties and the Agents.

33) **CONSENT REQUIRED:** Buyer, Seller, and Title Company agree that the Agents are third party beneficiaries of this Agreement with respect to the Commission established in the separate Representation Agreement, and that no changes may be made by Buyer, Seller, or Title Company as to the time of payment, amount of payment or the conditions for payment of the Commission without the written consent of the Agents.

34) RIGHT TO CLAIM A LIEN: The Agents hereby disclose their right to claim a lien based on the separate Representation Agreement and any other commission agreements referenced in this Agreement or applicable to the transaction contemplated by this Agreement. This disclosure is hereby incorporated in any such commission agreements.

35) **AGREEMENT AS OFFER.** The execution of this Agreement by the first party constitutes an offer to purchase or sell the Property. Unless, within __Three (_3_) days after the date of execution of this Agreement by the first party, this Agreement is accepted by the other party by signing the offer and delivering a fully executed copy to the first party or Title Company, the offer of this Agreement will be deemed automatically withdrawn, and the Deposit, if any, will be promptly returned to Buyer.

36.1) OTHER TERMS AND CONDITIONS: with Marc Berg representing JW L.H.C

(a) Buyer shall be entitled to interview any persons employed at the Hotel (each, a "Hotel Employee") after the expiration of the Inspection Period for possible employment without Seller's prior consent and Seller shall reasonably cooperate with Buyer to facilitate such interviews upon at least 24 hours' prior notice from Buyer. In the event Buyer does not complete the Closing, neither Buyer, any of its principals, or any entity in which the principals of Buyer owns and interest shall offer employment to any such current employee for a period of 1 year following the Effective Date. This provision shall survive the Closing.

(b) Seller shall terminate or arrange for the termination of all Hotel Employees to be effective as of the Closing and shall pay (i) to Hotel Employees all wages, severance pay, bonuses, benefits and other compensation [including earned or accrued but not taken vacation and sick time of any Hotel Employee (the "Accrued Vacation and Sick Time")] accrued on or before the Closing Date; and (II) all payroll taxes and other employment taxes that any Hotel Employee is owed through termination, pursuant to statute or contract accrued on or before the Closing Date. Buyer covenants to Seller that Buyer or its management company shall, before the Closing, offer employment (to be effective as of the Closing) to a sufficient number of Hotel Employees on substantially the same terms and conditions as their employment prior to the Closing Date and for a sufficient period of time so that the actions of the parties pursuant to this Agreement shall not trigger the application of the federal Worker Adjustment and Retraining Notification Act (the "WARN Act") or applicable laws with respect to employees regarding transfers of businesses. Nothing in this Section, however, shall require Buyer to retain for any period of time any Hotel Employee who is unable to establish identity and work authorization for employment verification, who does not pass a criminal background check or who fails to pass any drug test requirement of Buyer. It is further agreed, that nothing within this Paragraph shall prohibit Buyer from terminating any rehired Hotel Employee for cause in accordance with the WARN Act and its implementing regulations. In addition, no part of this provision is intended to alter, nor does it alter, the at will status of the Hotel Employees. Seller will use commercially reasonable efforts to cause an orderly transfer of the Hotel Employees to the employ of Buyer. No

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Hotel Employee shall be obligated to accept Buyer's or its management company's offer for employment. Nothing in this Agreement shall require Buyer to assume any obligations under any employee benefit plans, programs or arrangements currently maintained to Hotel Employees, and Seller shall retain and be solely responsible for all obligations under such plans, programs or arrangements.

(c) SELLER WILL INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY LOSS, DAMAGE, LIABILITY, CLAIM, COST OR EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) ("EMPLOYEE CLAIMS") THAT MAY BE INCURRED BY, OR ASSERTED AGAINST, BUYER RELATING TO A PAST OR PRESENT HOTEL EMPLOYEE TO THE EXTENT ARISING FROM ACTS OR OMISSIONS OCCURRING PRIOR TO THE DATE OF CLOSING (INCLUDING, WITHOUT LIMITATION, ANY EMPLOYEE CLAIMS WHICH HAVE NOT YET BEEN ASSERTED BY THE CLOSING). BUYER WILL INDEMNIFY AND HOLD SELLER HARMLESS FOR, FROM AND AGAINST ANY EMPLOYEE CLAIMS THAT MAY BE INCURRED BY, OR ASSERTED AGAINST, SELLER AFTER THE DATE OF CLSING RELATING TO A PAST OR PRESENT HOTEL EMPLYEE TO THE EXTENT ARISING FROM ACTS OR OMISSIONS OCCURING ON OR SUBSIQUENT TO THE DATE OF CLOSING. THESE INDEMNITIES APPLY, WITHOUT LIMITATIONS, TO ALL FORMS OF CIVIL LABOR AND/OR EMPLOYMENT CLAIMS UNDER STATE, FEDERAL OR LAOCAL LAW, WHETHER BROUGHT IN JUDICIAL, ADMINISTRATIVE, ARBITRATION OR OTHER PROCEEDINGS, PRIVATE OR PUBLIC. SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT NOTHING THIS AGREEMENT IS INTENDED TO CREATE A "JOINT EMPLOYER" RELATIONSHIP BETWEEN THEM WITH RESPECT TO ANY HOTEL EMPLYEE.

(d) The provisions of this Paragraph 36.1 shall survive the Closing.

36.2) **TERMINATION OF CERTAIN HOTEL CONTRACTS:** If, during the Feasibility Period, Buyer determines that there are any Hotel Contracts that it does not wish to assume, Buyer will provide Seller with written notice of its election not to assume such designated Hotel Contract(s) (the "Hotel Contracts Termination Notice") and Seller shall terminate the same prior to Closing. Notwithstanding the foregoing, Purchaser shall assume the following Hotel Contracts at Closing: (a) The Gem Show contract, (b) current telephone/internet contract with TW Telecom, and (c) current cable provider contract. Seller shall deliver to Buyer all contracts concerning the Property with in five (5) days of the Effective Date. d) existing on the books business JW LHC

36.3) **COVENANTS:** Seller and Buyer, as applicable, covenant and agree to perform the following covenants from the Effective Date to the Closing:

(a) Seller shall assist Buyer and Buyer's agents, on or before Closing, in acquiring all information necessary to enable Buyer's agents and Seller's agents to compute the prorations described in this Agreement.

(b) Seller will not, without the prior approval of Buyer, which approval shall not be unreasonably withheld or delayed, sell exchange, assign, transfer, convey, lease or otherwise dispose of, or enter into any agreement or negotiate any agreement to sell exchange, assign, transfer, convey, lease or otherwise dispose of, all or any part of the Property or any interest therein except for furnishings, consumables, and expendables in the ordinary course of business; provided, however, that in the event Buyer fails to respond to Seller within three (3) business days after Buyer is notified of such desired disposition, such failure to respond shall be deemed to constitute Buyer's approval of same.

(c) Seller will not amend in any material respect or terminate any material Contracts or permits (except as required by the terms of this Agreement) without the prior approval of Buyer, which approval shall not be unreasonably withheld or delayed; provided, however, that in the event Buyer fails to respond to Seller within three (3) business days after Buyer is notified of such proposed amendment or termination, such failure to respond shall be deemed to constitute Buyer's approval of same. Notwithstanding the foregoing, Seller will be allowed to (i) amend, extend or terminate material Contracts and permits in the ordinary course of business, and (ii) enter into new material Contracts if they are terminable by Buyer without any termination fee upon not more than thirty (30) days' notice. Seller will pay all charges prior to delinquency under such material Contracts, and Seller will perform all of its obligations under such material Contracts.

(d) Seller will not enter into any contracts, licenses, easements or other agreements relating to the Property which will obligate Buyer or be a charge or lien against the Property, except those necessary to continue the Business and operation of the Hotel in the ordinary course of business and which are terminable without penalty on no more than thirty (30) days' notice, without the prior approval of Buyer, which approval shall not be unreasonably withheld or delayed; provided, however, that in the event Buyer fails to respond to Seller within three (3) business days after Buyer is notified of Seller's intention to take such proposed actions, such failure to respond shall be deemed to constitute Buyer's approval of same. Seller shall promptly provide written notice to Buyer of any new agreements entered into by Seller that are not in the ordinary course of business, along with a copy of any such agreements.

(e) Seller will cause the Property to be operated and maintained in the ordinary course of business which undertaking

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includes, but is not limited to, (i) maintaining expendables, furnishings, and consumables in the ordinary course of business, (ii) entering into Bookings in the ordinary course of business, and (iii) performing maintenance and repairs for the Property in the ordinary course of business.

(f) Seller will terminate any existing management agreement to be effective on the Closing Date, at Seller's sole cost and expense.

(g) Seller will maintain until the Closing Date the existing insurance coverage for the Property.

(h) Seller shall maintain its books and records in the ordinary course of business, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books and records in prior years.

(i) Seller shall promptly notify Buyer of any event or circumstance that constitutes a material change to any of Seller's representations and warranties set forth in this Agreement.

(j) Seller shall continue to use Seller's commercially reasonable efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in the ordinary course of business; and all advance room bookings and reservations and all meetings and function bookings shall be booked at rates, prices and charges heretofore customarily charged by Seller for such purposes in the ordinary course of business. Seller acknowledges that the Purchase Price includes the transfer of Bookings.

(k) Seller shall not modify or release any warranties or guaranties applicable to the Property other than in the ordinary course of business.

(l) Seller shall maintain the quantities of consumables through closing in accordance with the ordinary course of business.

(m) Seller shall reasonably cooperate with Buyer's efforts in connection with any franchise agreement and/or franchise license, including riders thereto, to be entered into between Buyer and the franchisor prior to Closing to operate the Hotel, at no cost to Seller. Inn Suites and IBC Name belong to Seller / affiliates. The name Hotel Tucson City Center goes to buyer! JW. L.H. C

(n) Seller shall make available to Buyer at Seller's sole cost and expense the currently employed general manager for a period of two weeks, commencing one week prior to the closing date and continuing until one week after the closing date to familiarize Buyer with hotel facilities and procedures.

36.4 Sale is subject to approval of IHT Board of Trustees to be granted with-in 10 days of acceptance of contract. JW L.H.C JW

BUYER AND SELLER HEREBY ACKNOWLEDGE THAT AGENT HAS ADVISED THE PARTIES TO CONSULT WITH THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE LEGAL EFFECT AND VALIDITY OF THIS AGREEMENT PRIOR TO ITS EXECUTION.

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Executed below and to be effective as of the Effective Date.

BUYER: Lee & J Hospitality Inc.

DATE: ____________
Telephone: ____________
Facsimile: ____________

By: [signature]
Name: Lee Ho Chun
Title: C.E.O

BUYER:

DATE: ____________
Telephone: ____________
Facsimile: ____________

____
By: ____________
Name: ____________
Title: ____________

SELLER: Tucson Saint Marys Suite Hospitality LLC
by RRF, [illegible]
By: InnSuites Hospitality Trust, GP
Name: by [signature] CEO
Title: CEO

DATE: ____________
Telephone: ____________
Facsimile: ____________

TITLE COMPANY RECEIPT: The title company acknowledges receipt of this contract on ____________ ____________ (the Effective Date) and, upon receipt of the Deposit, accepts the Deposit subject to the terms and conditions in this Agreement.

TITLE COMPANY:

DATE: ____________
Telephone: ____________
Facsimile: ____________

____
By: ____________
Name: ____________
Title: ____________

PARTIES UNDERSTAND AND ACKNOWLEDGE THAT BROKER IS NOT QUALIFIED TO PROVIDE, AND HAS NOT BEEN CONTRACTED TO PROVIDE, LEGAL, FINANCIAL OR TAX ADVICE, AND THAT ANY SUCH ADVICE MUST BE OBTAINED FROM PARTIES' ATTORNEY, ACCOUNTANT OR TAX PROFESSIONAL.

TX – Copyright 2015 Marcus & Millichap

Approved by the Texas Real Estate Commission for Voluntary Use

Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.

Information About Brokerage Services

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner's agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer's agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly.

IF THE BROKER REPRESENTS THE OWNER:
The broker becomes the owner's agent by entering into an agreement with the owner, usually through a written - listing agreement, or by agreeing to act as a subagent by accepting an offer of subagency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.

IF THE BROKER REPRESENTS THE BUYER:
The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.

IF THE BROKER ACTS AS AN INTERMEDIARY:
A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction:

(1) shall treat all parties honestly;
(2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner;
(3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and
(4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.

With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party.

If you choose to have a broker represent you,
you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.

Real estate licensee asks that you acknowledge receipt of this information about brokerage services for the licensee's records.

Buyer, Seller, Landlord or Tenant — Date

Texas Real Estate Brokers and Salespersons are licensed and regulated by the Texas Real Estate Commission (TREC). If you have a question or complaint regarding a real estate licensee, you should contact TREC at P.O. Box 12188, Austin, Texas 78711-2188 or 512-465-3960

Addendum A
Legal Description

IRR PTN LOT 16 & 17 LYG S FWY ACCESS RD N FRANKLIN & GOLDSCHMIDTS W PT BLKS 3 4 & 7 & ALL BLK 8 & VACATED RANDOLPH

PARTIES UNDERSTAND AND ACKNOWLEDGE THAT BROKER IS NOT QUALIFIED TO PROVIDE, AND HAS NOT BEEN CONTRACTED TO PROVIDE, LEGAL, FINANCIAL OR TAX ADVICE, AND THAT ANY SUCH ADVICE MUST BE OBTAINED FROM PARTIES' ATTORNEY, ACCOUNTANT OR TAX PROFESSIONAL.

Marcus & Millichap

Real Estate Investment Services

Addendum B
Third Party Financing

1) **NEW FIRST LOAN:** Buyer shall use Buyer's best efforts, at Buyer's expense, to obtain a new first loan ("First Loan") in the amount of Five Million Dollars ($ 5,000,000), to bear interest at origination of not more than Five percent (5 %) per year (select one with an "X") ___ fixed rate X other ___, payable monthly in an initial amount not to exceed $ TBD , and to be due in not less than Twenty-Five (25) years, with any loan fee not to exceed 1.75% . First Loan shall be secured by a new first deed of trust on the Property. Buyer shall submit a written application to obtain First Loan to a bona fide lender within Three (3) calendar days of the Effective Date and comply with lender's application requirements. Buyer shall authorize said lender to disclose to Agent and Seller the status of the loan application review and approval upon request. If Buyer fails to apply as required hereinabove or if Buyer fails to notify Seller in writing that Buyer has obtained the First Loan within Fifty-five (55) calendar days of the Effective Date, this contingency is deemed to be waived, and Seller has the option to terminate this Agreement and return the Deposit to the Buyer while retaining the independent consideration. Seller shall pay any pre-payment penalties, if any, on any existing financing of Seller not taken subject to or assumed by Buyer.

2) **NEW SECOND LOAN:** Buyer shall use Buyer's best efforts, at Buyer's expense, to obtain a new second loan ("Second Loan") in the amount of Two Million, Two Hundred and Twenty Five Thousand Dollars ($ 2,225,000), to bear interest at origination of not more than Five percent (5 %) per year (select one with an "X") ___ fixed rate X other ___, payable monthly in an initial amount not to exceed $ TBD , and to be due in not less than Ten Years (10) Years with any loan fee not to exceed 1.25% . Second Loan shall be secured by a new second deed of trust on the Property. Buyer shall submit a written application to obtain Second Loan to a bona fide lender within Three (3) calendar days of the Effective Date and comply with lender's application requirements. Buyer shall authorize said lender to disclose to Agent and Seller the status of the loan application review and approval upon request. If Buyer fails to apply as required hereinabove or if Buyer fails to notify Seller in writing that Buyer has obtained such a loan within Fifty-Five (55) calendar days following the Effective Date, this contingency shall be deemed to be waived, and Seller has the option to terminate this Agreement and return the Deposit to the Buyer while retaining the independent consideration. Seller shall pay any pre-payment penalties, if any, on any existing financing of Seller not taken subject to or assumed by Buyer.

3) **SHORTFALL CLAUSE:** In the event that the new financing to be obtained by Buyer combined with all Deposits, fails to finance the entire Purchase Price (i.e., falls short) in an amount not to exceed ___ Dollars ($___), Seller agrees to carry a promissory note for the amount of the shortfall secured by a deed of trust in secondary lien priority only to any First Loan, with interest at ___ percent (___%) per year, payable monthly at not less than ___ Dollars ($___) per month, with the entire unpaid principal balance and unpaid accrued interest due and payable in no greater than ___ (___) years; additional terms and conditions as set forth in the promissory note and deed of trust between Buyer and Seller. NA JW L.H.C

4) **PURCHASE SUBJECT TO/ASSUMPTION OF FIRST:** As partial consideration for the purchase of the Property, Buyer shall (select one with an "X") ___ take subject to ___ assume the existing promissory note of first lien priority (the "First Note") and secured by the existing first deed of trust on the Property in favor of ___. Seller discloses that the First Note shall have an unpaid principal balance at Closing Date of approximately ___ Dollars ($___), bears interest at the rate of ___ percent (___%) per year (select one with an "X") ___ fixed rate other ___ and is currently payable in monthly installments of principal and interest of ___ Dollars ($___). Seller shall, within ___ (___) calendar days following the Effective Date, provide Buyer with documentary evidence issued by the lender of the First Note verifying the last payment received by the lender , the current balance of the First Note, and that there is no existing default under the First Note. In the event the unpaid principal balance of the First Note shall be more or less than the amount above stated, the difference shall be adjusted accordingly in the Additional Cash Down Payment or Purchase Price due at the Closing Date. If Buyer is assuming the First Note, Buyer shall pay to the holder of the First Note an assumption fee, if any, not to exceed ___ percent (___%) of the existing principal balance of the First Note. In the event the assumption fee is greater than ___ percent (___%), Seller agrees to pay the additional fee, not to exceed ___ Dollars ($___). If Buyer is assuming the First Note, Buyer shall submit a written application to assume the First Note to the lender within ___ (___) calendar days of the Effective Date and shall authorize said lender to confirm in writing to Seller and Agent the status of said application review and approval upon request. If Buyer is to assume and fails to qualify to assume the First Note and existing first deed of trust within ___ (___) calendar days following the Effective Date, this contingency shall be deemed to be waived, and Seller has the option to terminate this Agreement and return the Deposit to the Buyer while retaining the independent consideration. NA L.H.C JW

5) **PURCHASE SUBJECT TO/ASSUMPTION OF SECOND:** As partial consideration for the purchase of the Property, Buyer shall (select one with an "X") ___ take subject to ___ assume the existing promissory note of second lien priority (the "Second Note") and secured by the existing second deed of trust on the Property in favor of ___. Seller discloses that the Second Note shall have an unpaid principal balance at Closing Date of approximately ___ Dollars ($___), bears interest at the rate of ___ percent (___%) per year (select one with an "X") ___ fixed rate ___ other ___, and is currently payable in monthly installments of principal and interest of ___ NA JW L.H.C

TX – Copyright 2007 by Marcus & Millichap

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Dollars ($____). Seller shall, within _____ (____) calendar days following the Effective Date, provide Buyer with documentary evidence issued by the lender of the Second Note verifying the last payment received by the lender, the current balance of the Second Note, and that there is no existing default under the Second Note. In the event the unpaid principal balance of the Second Note shall be more or less than the amount above stated, the difference shall be adjusted accordingly in the Additional Cash Down Payment or Purchase Price due at the Closing Date. If Buyer is assuming the Second Note, Buyer shall pay to the holder of the Second Note an assumption fee, if any, not to exceed _______ percent (___%) of the existing principal balance of the Second Note. In the event the assumption fee is greater than _______ percent (___%), Seller agrees to pay the additional fee, not to exceed _____ Dollars ($_________). If Buyer is assuming the Second Note, Buyer shall submit a written application to assume the Second Note to the lender within _____ (____) calendar days of the Effective Date and shall authorize said lender to confirm in writing to Seller and Agent the status of said application review and approval upon request. If Buyer is to assume and fails to qualify to assume the Second Note and existing second deed of trust within _____ (____) calendar days following the Effective Date, this contingency shall be waived and Buyer and Seller shall proceed to Closing Date. If Buyer fails to notify Seller of his inability to assume the first note and the existing first deed of trust within _______ days, this contingency shall be deemed to be waived, and Seller has the option to terminate this Agreement and return the Deposit to the Buyer while retaining the independent consideration.

6) SELLER FINANCING: Buyer agrees to execute a deed of trust of (select one with an "X") _____ first lien priority _____ second lien priority and a promissory note executed by Buyer in favor of Seller, recorded against the Property, and delivered to Seller upon the Closing Date in an amount not to exceed _____ Dollars ($____). Said note shall be in the amount of _____ Dollars ($____), shall bear interest at the rate of _____ percent (___%) per year (select one with an "X") _____ fixed rate _____ other _____ per year, and shall be payable monthly as follows: _____. Said note shall be due and payable _______ (____) calendar months from the Closing Date and shall be prepayable, principal and/or interest, at any time, and from time to time, in whole or in part, without premium, notice, or penalty. Said note shall be on standard Title Company forms acceptable to Seller and Buyer and shall be (select one with an "X") _____ assumable _____ assumable one time only _____ not assumable. Seller financing shall be secured by a Vendor's Lien, a Deed of trust, and an Assignment of Leases, or any combination thereof, at the sole election of Seller. Seller financing shall additionally be subject to the additional terms and conditions of any promissory note and deed of trust between Buyer and Seller. NA/JW L.H.C

7) ALL INCLUSIVE OR WRAPAROUND PROMISSORY NOTE: Buyer shall execute and deliver to Seller upon the Closing Date an all-inclusive promissory note ("Wraparound Note") and deed of trust in favor of the Seller in the amount of _____ Dollars ($____). The Wraparound Note shall bear interest at the rate of _____ percent (___%) per year (select one with an "X") _____ fixed rate _____ other _____ and shall be payable in monthly installments of principal and interest of _____ Dollars ($_____). Payments to be made to (select one with an "X") _____ collecting agent designated as follows: _____________ Seller. All Wraparound Note shall be due and payable in full within _____ (_____) months from the Closing Date. Seller shall, within _____ (_____) calendar days of the Effective Date, provide Buyer with documentary evidence issued by the lender(s) of all existing financing verifying the last payment received by the lender(s), the current principal balance of any existing financing, and that no current default exists in any existing financing or any securing instrument. All right, title, and benefit to any equity build-up on the existing financing, if any, shall accrue to _____. Any premium or penalty assessed by the holder of any existing financing for voluntary or involuntary prepayment of such loan shall be paid by Seller. Buyer may prepay the Wraparound Note, less the amount of the First Note, without premium or penalty. Impound payments of taxes and insurance (select one with an "X") _____ are _____ are not required. The Wraparound Note and deed of trust to be (select one with an "X") _______ on standard Title Company forms with appropriate modifications _______ prepared by counsel for _______, acceptable to both Buyer and Seller, and shall be (select one with an "X") _______ assumable _______ assumable one time only _____ not assumable. NA/JW L.H.C

With respect to Paragraph 6 and 7, Buyer must establish by its credit worthiness by delivering to Seller the following information within _______ days after the Effective Date of this Agreement:

(A) verification of funds on deposit at financial institutions;

(B) current financial statements;

(C) credit reports;

(D) tax returns for the past three (3) years.

If Seller has not objected to the foregoing documentation within fifteen (15) days after same are delivered to Seller, the Buyer's credit worthiness is deemed to be approved.

NO REPRESENTATION IS MADE BY AGENT AS TO THE LEGAL, FINANCIAL, TAX OR OTHER EFFECTS, OR THE VALIDITY OF, ANY PROVISION OF THIS AGREEMENT. AS A REAL ESTATE BROKER, AGENT IS QUALIFIED TO GIVE ADVICE ON REAL ESTATE MATTERS ONLY. IF YOU DESIRE LEGAL, FINANCIAL, TAX OR OTHER PROFESSIONAL ADVICE, CONSULT YOUR ATTORNEY, ACCOUNTANT, TAX OR OTHER PROFESSIONAL ADVISOR.

JW

Marcus & Millichap

Real Estate Investment Services

Addendum E
INTERMEDIARY RELATIONSHIP NOTICE

A. Marcus & Millichap Real Estate Investment Services of Texas, Inc. ("Agent") represents the Seller under a Representation Agreement and also represents the Buyer. Agent is disclosing that the (select one with an "X") _X_ Seller ____ Buyer is paying a fee to Marcus & Millichap.

B. In the written Representation Agreement previously signed by Seller, and in this Intermediary Relationship and Limited Agency Notice signed by the Seller and Buyer, Agent is authorized to act as an intermediary in the transaction referenced in the Agreement between the Seller and Buyer regarding the Property. Buyer acknowledges and agrees that, by signing this notice, Agent will be acting as Buyer's agent for the limited purpose of facilitating a purchase of the Property. By signing this notice, Agent agrees to use due care as an agent serving as an intermediary on behalf of Buyer.

C. Agent X will ☐will not appoint licensed associates to communicate with, carry out instructions of, and provide opinions and advise during negotiations to each part. If Agent makes such appointments, Agent appoints:

Jon Grantham ____________________ to the Seller; and

Lisa Estrada ____________________ to the Buyer.

D. By acknowledging receipt of this notice as well as the Information About Brokerage Services Form, the undersigned parties reaffirm their consent for Agent to act as an intermediary.

E. Additional information: (Disclose material information that affects Agent's authorization to act as an intermediary between the parties.

The undersigned acknowledge receipt of this notice.

Team Ant Mays Suite Hyll LLC
By [signature] June 29, 2015

Seller Date

Seller Date

[signature] 06 | 30 | 2015

Buyer Date

Buyer Date

Agent Date

PARTIES UNDERSTAND AND ACKNOWLEDGE THAT BROKER IS NOT QUALIFIED TO PROVIDE, AND HAS NOT BEEN CONTRACTED TO PROVIDE, LEGAL, FINANCIAL OR TAX ADVICE, AND THAT ANY SUCH ADVICE MUST BE OBTAINED FROM PARTIES' ATTORNEY, ACCOUNTANT OR TAX PROFESSIONAL

TX – Copyright 2007 Marcus & Millichap

Marcus & Millichap

Real Estate Investment Services

Addendum F
Property Condition Statement

This Property Condition Statement ("Disclosure Notice") is a statement by Seller of the condition of the Property made as of the date of this Agreement. This is not a substitute for any inspections Buyer may make or for warranties that may be made by others. **To best of Seller's knowledge**, other than disclosed by Seller in this Disclosure Notice, Seller is not aware of:

(a) any condition on the Property that violates any law or ordinance
(b) whether any part of the Property lies in a flood hazard area;
(c) any environmental hazards or conditions that affect the Property;
(d) whether the Property is or has ever been used for the storage of disposal of hazardous materials or toxic waste, a dump site or landfill, or any underground storage tanks or containers;
(e) whether radon, asbestos insulation or fireproofing, urea-formaldehyde foam insulation, lead-based paint, or other pollutants or contaminants of any nature now exist or have ever existed on the Property;
(f) whether wetlands as defined by federal or state law or regulation are on the Property; and
(g) whether threatened or endangered species or their habitat are on the Property.

These representations are not warranties or guarantees by Seller. Seller shall advise Buyer and the Agents of any other material fact or condition, not reported here, that may arise or become known to Seller before the Closing. These representations are made by Seller only and are not representations of the Agents. Seller acknowledges that Buyer and the Agents will be relying upon the accuracy and completeness of this information.

Please answer all questions. If the answer to any question is "Yes," explain on a separate sheet.

1. Buildings and Improvements. Are there any defects or repairs needed to the following?

	N/A	Unknown	No	Yes	*See other Document
a. Roof, parapets, flashing, penetrations, chimneys, skylights		✓			
b. Air conditioning, refrigeration, heating, ventilating systems, air ducting, fans			✓		
c. Foundation piers, slabs, grade beams, footings, retaining walls		✓			
d. Floors, interiors, floor coverings, ceilings, millwork, partitions		✓			
e. Exterior walls, curtain walls, weather proofing, caulking		✓			
f. Structural components, columns, trusses, beams, bracing		✓			
g. Electrical systems, wiring, lighting, fixtures and equipment			✓		
h. Plumbing systems, piping, drains, valves, fixtures and equipment		✓			
i. Elevators, escalators, overhead doors, other built-in mechanical equipment			✓		
j. Windows, doors, plate glass, canopies, other architectural features		✓			
k. Parking areas, driveways, steps, walks, curbs and other pavements			✓		
l. Landscaping, irrigation systems, embankments, fences, signs		✓			

Seller's Initials [signature] Buyer's Initials L.H.C

TX – Copyright 2007 Marcus & Millichap

2. Miscellaneous

	N/A	Unknown	No	Yes	*See other Document
a. Are there any public or private easements or agreements for utilities or access?				✓	
b. Is the Property flood prone or located in a 100-year flood plain?		✓			
c. Are there any violations of building codes, zoning ordinances, EPA regulations, OSHA regulations, or ~~Texas~~ Commission on Az Environmental Quality rules?			✓		
d. Are there any violations of Deed Restrictions covering the Property?		✓			
e. Are there any threatened condemnations by public authorities or utility companies, including planned streets, highways, railroads, utilities, or development projects?			✓		
f. Is the Property located in a historical district or planned development district?		✓			
g. Is the Property in any special zoning district or under a specific use permit?		✓			
h. Are there any pending changes in zoning or in the physical condition of the Property?		✓			
i. Is the Property subject to membership in a property owners' association or dues?			✓		

*See other Document – further explanation

Sec.		Document
2a		See Title report

Further Explanation/Exceptions/Other:

Tucson St. Mary Suite Hospitality LLC by [signature] CEO Jun 29, 2015

Seller Date

Buyer [signature] 06/30/2015

Date

NO REPRESENTATION IS MADE BY AGENT AS TO THE LEGAL, FINANCIAL, TAX OR OTHER EFFECTS, OR THE VALIDITY OF, ANY PROVISION OF THIS AGREEMENT. AS A REAL ESTATE BROKER, AGENT IS QUALIFIED TO GIVE ADVICE ON REAL ESTATE MATTERS ONLY. IF YOU DESIRE LEGAL, FINANCIAL, TAX OR OTHER PROFESSIONAL ADVICE, CONSULT YOUR ATTORNEY, ACCOUNTANT, TAX OR OTHER PROFESSIONAL ADVISOR.

JW L.H.C

TX – Copyright 2007 Marcus & Millichap

JW.